UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2022, Greystone Housing Impact Investors LP (formerly America First Multifamily Investors, L.P., the “Partnership”), and its affiliate, ATAX TEBS Holdings, LLC (the “Issuer”), entered into a number of agreements pursuant to which the Issuer issued $102.7 million aggregate principal amount of Taxable Secured Notes 2022 Series A (“Notes”). The proceeds of the Notes were used to redeem the Issuer’s previously issued Taxable Secured Notes 2020 Series A as discussed in Item 1.02 below.

The Notes were issued under an Indenture of Trust dated as of December 14, 2022 (the “Indenture”) by and between the Issuer and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”), and a Supplemental Agreement dated as of December 14, 2022 (the “Supplemental Agreement”) by and between the Issuer, FMSbonds, Inc., as underwriter (“FMS”), Mizuho Capital Markets LLC, as noteholder representative (“Mizuho”), and the Trustee. The Notes are secured by the Partnership’s residual certificates associated with the trusts that issued the Freddie Mac Multifamily Variable Rate Certificates Series M-024, Freddie Mac Multifamily M Certificates Series M-031, Freddie Mac Multifamily M Certificates Series M-033, and Freddie Mac Multifamily M Certificates Series M-045 (collectively, the “Class B Certificates”). The Class B Certificates represent the Partnership’s beneficial interests in the securitized assets held by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) pursuant to Freddie Mac’s Tax-Exempt Bond Securitization (“TEBS”) program.

The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to a qualified institutional buyer in accordance with Rule 144A under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Notes have an initial principal balance of $102.7 million. The Notes bear interest at a variable rate equal to the USD-SOFR rate as defined in the 2006 ISDA Derivatives Definitions (“USD-SOFR”) plus 9.25% payable monthly. Interest due on the Notes will be paid from receipts related to the Class B Certificates. Concurrent with the issuance of the Notes, the Partnership entered into a Total Return Swap (“TRS”) transaction with Mizuho. Under the TRS transaction, the Partnership has agreed to make periodic payments to Mizuho based on a variable rate of interest during a specified period, in return for periodic payments by Mizuho to the Partnership based on the interest due on the Notes. The TRS transactions have the effect of reducing the Partnership’s net interest cost associated with the Notes. The TRS transaction has an initial notional amount of $102.7 million and reduces the Partnership’s net interest cost to a rate equal to USD-SOFR plus 4.00%, with an all-in interest rate floor of 4.25%.

Future receipts of principal related to the Class B Certificates will be used to pay down the principal of the Notes. The Partnership, as the sole member of Issuer, has guaranteed the payment and performance of the responsibilities of Issuer under the Notes and related documents. The Notes have a stated maturity date of September 1, 2025. The Notes will be recorded by the Partnership as secured financing for financial reporting purposes.

The following is a summary of the principal agreements affecting the rights and obligations of the Partnership and/or the Issuer in connection with the Notes. Each of the following documents is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. Each such description is qualified in its entirety by reference to the full text of the document so described.

Indenture of Trust

The Indenture between the Issuer and the Trustee authorizes the issuance the Notes in the principal amount of $102.7 million. The Indenture includes, among other provisions, customary terms related to (i) the calculation and payment of interest due on the Notes, (ii) recording and transfers of the Notes, (iii) redemption provisions, (iv) events of default, and (v) the responsibilities of the Trustee. The Notes have a stated maturity date of September 1, 2025. The Notes are subject to mandatory redemption, without premium, from payments of principal received in respect of the Class B Certificates or proceeds received from a tender for purchase or disposition of the Class B Certificates. The Notes are subject to optional redemption by the Issuer on any business day at a price equal to the principal amount of the Notes upon 15 days advance notice of redemption to the Trustee.

Under the terms of the Indenture, the Issuer is prohibited from issuing any additional indebtedness secured or payable by the collateral pledged under the Indenture for the Notes, which represent all assets of the Issuer, without the prior written consent of Mizuho. As such, the Notes are general senior obligations of the Issuer. The Indenture is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Supplemental Agreement

The Supplemental Agreement by and among the Issuer, FMS, Mizuho, and the Trustee sets forth the terms for the initial purchase of the Notes by FMS in the amount of $102.7 million and the subsequent sale of the Notes to GIFS Capital Company, LLC in the same amount pursuant to Rule 144A under the Securities Act. The Supplemental Agreement also contains various representations and warranties by the Issuer, FMS, and Mizuho related to the purchase and delivery of the Notes. The Supplemental Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Limited Guaranty, Pledge of Sole Membership Interests and Security Agreement

The Partnership entered into a Limited Guaranty, Pledge of Sole Membership Interests and Security Agreement with the Trustee dated as of December 14, 2022 (the “Guaranty”) which sets forth the terms by which the Partnership, as the sole member of the Issuer, has guaranteed the payment and performance of the responsibilities of the Issuer under the Notes and related documents. The Guaranty also contains the terms under which the Partnership has assigned in blank its membership interests in the Issuer and the four special-purpose entities that own each respective series of the Class B Certificates. The Guaranty is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The proceeds of the Notes described in Item 1.01 above were used to redeem the Issuer’s previously issued Taxable Secured Notes 2020 Series A (the “Prior Notes”) effective December 14, 2022. The Prior Notes were previously issued under an Indenture of Trust dated as of September 24, 2020 (the “Prior Indenture”) by and between the Issuer and U.S. Bank National Association, as trustee (in such capacity, the “Prior Trustee”), and a Supplemental Agreement dated as of September 24, 2020 (the “Prior Supplemental Agreement”) by and between the Issuer, Stern Brothers & Co., as underwriter, Mizuho Capital Markets LLC, as the initial noteholder, and the Prior Trustee. Upon redemption of the Prior Notes, the Prior Indenture and Prior Supplemental Agreement were terminated.

In addition, the Partnership’s previously executed Limited Guaranty, Pledge of Sole Membership Interests and Security Agreement with the Trustee dated as of September 24, 2020 (the “Prior Guaranty”) which set forth the terms by which the Partnership, as the sole member of the Issuer, had guaranteed the payment and performance of the responsibilities of the Issuer under the Prior Notes and related documents, was terminated effective December 14, 2022.

The foregoing description of the Prior Indenture, the Prior Supplemental Agreement, and the Prior Guaranty are not complete and are qualified in their entirety by reference to the full text of the Prior Indenture, the Prior Supplemental Agreement, and the Prior Guaranty, copies of which were filed as Exhibit 10.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on September 30, 2020, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation of the Partnership or an obligation under an off-balance sheet arrangement of the Partnership.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to, those risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Indenture of Trust dated December 14, 2022 between ATAX TEBS Holdings, LLC and U.S. Bank Trust Company, National Association.
10.2	Supplemental Agreement dated December 14, 2022 by and among ATAX TEBS Holdings, LLC, FMSbonds, Inc., Mizuho Capital Markets LLC, and U.S. Bank Trust Company, National Association.
10.3

Limited Guaranty, Pledge of Sole Membership Interests and Security Agreement dated December 14, 2022 by Greystone Housing Impact Investors LP, for the benefit of U.S. Bank Trust Company, National Association

10.4

Indenture of Trust dated September 24, 2020 between ATAX TEBS Holdings, LLC and U.S. Bank National Association (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on September 30, 2020).

10.5

Supplemental Agreement dated September 24, 2020 by and among ATAX TEBS Holdings, LLC, Stern Brothers & Co., Mizuho Capital Markets LLC, and U.S. Bank National Association (incorporated herein by reference to Exhibit 10.2 to Form 8-K (No. 000-24843), filed by the Partnership on September 30, 2020).

10.6

Limited Guaranty, Pledge of Sole Membership and Security Agreement dated September 24, 2020 by America First Multifamily Investors, L.P. for the benefit of U.S. Bank National Association (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 000-24843), filed by the Partnership on September 30, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	December 16, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer